UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of shareholders (the “Meeting”) of New York Community Bancorp, Inc. (the “Company”) was held on Wednesday, May 26, 2021, virtually via webcast, pursuant to notice duly given.

(b)

At the close of business on April 1, 2021, the record date for the determination of shareholders entitled to vote at the Meeting, there were 465,074,384 shares of the Company’s common stock, each share being entitled to vote, constituting all of the outstanding voting securities of the Company.

(c)	At the Meeting, the holders of 374,212,264 shares of the Company’s common stock were represented in person or by proxy constituting a quorum.

(d)	The matters considered and voted on by the Company’s shareholders at the Meeting, and the vote itself, were as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Shares Voted Against	Abstentions
Thomas R. Cangemi	281,432,294	12,840,546	1,529,018
Hanif “Wally” Dahya	257,896,345	35,513,677	2,391,836
James J. O’Donovan	281,410,035	12,988,761	1,403,063

There were 78,410,405 broker non-votes on this proposal.

2.	The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021 was ratified by the following vote:

Shares Voted For	Shares Votes Against	Abstentions
351,744,066	20,731,369	1,736,828

There were no broker non-votes on this proposal.

3.	The results of the vote to approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers were as follows:

Shares Voted For	Shares Voted Against	Abstentions
276,192,401	16,405,814	3,203,644

There were 78,410,405 broker non-votes on this proposal.

4.

The results of the vote to amend the Amended and Restated Certificate of Incorporation of the Company in order to phase out the classification of the Board of Directors and provide instead, the annual election of directors were as follows:

Shares Voted For	Shares Voted Against	Abstentions
292,573,733	2,066,421	1,161,704

There were 78,410,405 broker non-votes on this proposal.

5.

The results of the vote to consider a shareholder proposal requesting Board action to provide for the right to act by written consent by amending the Amended and Restated Certificate of Incorporation and Bylaws of the Company were as follows:

Shares Voted For	Shares Voted Against	Abstentions
231,387,297	61,133,404	3,281,158

There were 78,410,405 broker non-votes on this proposal.

With regard to the results of Proposal 5, the Board of Directors of the Company will consider the outcome of the vote at its next regularly scheduled meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2021	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Senior Managing Director
Director, Investor Relations and Strategic Planning